                                                                    EXHIBIT 10.8


                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN







                             EMERALD-DELAWARE, INC.,
                             A DELAWARE CORPORATION

                             EMERALD-DELAWARE, INC.

                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN



                               ARTICLE 1. PURPOSE

        The purpose of this Emerald-Delaware, Inc. 1999 Non-Employee Director Stock Option Plan (the "Plan") is to attract and retain the best available Non-Employee Directors, to provide them additional incentives, and to promote the success of Emerald-Delaware, Inc., a Delaware corporation (the "Company").

                             ARTICLE 2. DEFINITIONS

        For purposes of the Plan, the following terms shall be defined as set forth below:

        "Administrator" means the Board or any of the Committees appointed to administer the Plan.

        "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

        "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

        "Award" means an award or grant made to a Grantee pursuant to the Plan, including, without limitation, awards or grants of Options, Restricted Stock and Shares, or any combination of the foregoing.

        "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

        "Board" means the Board of Directors of the Company.

        "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

               (a) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than sixty-six and two-thirds percent (66 2/3%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

               (b) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Members of the Board (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Committee" means any committee appointed by the Board to administer the Plan.

        "Common Stock" means the common stock, par value $0.001 per share, of the Company.

        "Consultant" means any person who is engaged by the Company or any Related Entity to render consulting or advisory services as an independent contractor and is compensated for such services.

        "Continuing Directors" means Members of the Board who either (i) have been Members of the Board continuously for a period of at least thirty-six (36) months, or (ii) have been Members of the Board for less than thirty-six (36) months and were elected or nominated for election as Members of the Board by at least a majority of the Members of the Board described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

        "Continuous Service" means that the Grantee's service as a Director is not interrupted or terminated. The Continuous Service of a Grantee shall not be considered interrupted or terminated in the case of (i) any approved leave of absence, or (ii) terminating service as a Director followed within thirty (30) days of such termination by commencing service to the Company or a Related Entity as an Employee or a Consultant until the time such service as an Employee or Consultant is terminated. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

        "Corporate Transaction" means any of the following events:

               (a) the consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property if, following such merger or consolidation, the holders of the Company's outstanding voting securities immediately prior to such merger or consolidation own less than 66-2/3% of the outstanding voting securities of the surviving corporation;

               (b) the consummation of any sale, lease, exchange or other transfer or disposition in one transaction or a series of related transactions of all or substantially all of the Company's assets, including the capital stock of a Related Entity), other than a transfer of the Company's assets to a majority-owned Subsidiary of the Company;

               (c) the approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company; or

               (d) the acquisition by a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date of adoption of the Plan) of the Exchange Act, of a majority or more of the Company's outstanding voting securities (whether directly or indirectly, beneficially or of record), whether or not the transaction also constitutes a Change of Control.

        "Disability" means that a Grantee is unable to serve as a Director by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such condition sufficient to satisfy the Administrator, in its sole discretion.

        "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" on any given date means the value of a share of Common Stock which shall be as established in good faith by the Administrator, or (a) if the Common Stock is listed on the Nasdaq National Market, the average of the high and low per share sales prices for the Common Stock as reported by the Nasdaq National Market for the business day prior to the time of determination, or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the average of the high and low per share sales prices for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for the business day prior to the time of determination. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

        "Grant" means the grant of an Option under the Plan.

        "Grant Date" means the date the Administrator adopted the granting resolution or a later date designated in a resolution of the Administrator as the date an Award is to be granted.

        "Grantee" means a Non-Employee Director who receives an Award under the Plan.

        "Member of the Board" means an individual who is a member of the Board.

        "Non-Employee Director" means a Director who is not an Employee.

        "Nonqualified Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        "Option" means a stock option granted pursuant to the Plan.

        "Related Entity" means any parent, subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a parent or a subsidiary holds a substantial ownership interest, directly or indirectly.

        "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established under the Plan or by the Administrator.

        "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

        "Securities Act" means the Securities Act of 1933, as amended.

                            ARTICLE 3. ADMINISTRATION

     Section 3.1   Administrator

          (a) The Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) designated by the Board, which committee shall be constituted in such a manner as to satisfy applicable law and to permit such grants and related transactions under the Plan to be exempt from
Section 16(b) of the Exchange Act in accordance with Rule 16b-3.

          (b) The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Grantees to different committees, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

    Section 3.2.  Administration and Interpretation by the Administrator

        Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

          (a) to approve forms of Award Agreement for use under the Plan;

          (b) to determine the terms and conditions consistent with the terms of the Plan of any Award granted hereunder;

          (c) to amend the terms of any outstanding Award granted under the Plan, including a reduction in the exercise price (or base amount on which appreciation is measured) of any Award to reflect a reduction in the Fair Market Value of the Common Stock since the Grant Date, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

          (d) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and

          (e) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

        The Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Administrator may delegate administrative duties to such of the Officers as it so determines.

                      ARTICLE 4. STOCK SUBJECT TO THE PLAN

    Section 4.1.  Authorized Number of Shares

        Subject to adjustment from time to time as provided in ARTICLE 8 below, a maximum aggregate of 1,000,000 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares.

    Section 4.2.  Reuse of Shares

        Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. If any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

                           ARTICLE 5. AWARD OF OPTIONS

    Section 5.1.  Eligibility.

        Each Non-Employee Director shall be entitled to receive Options to acquire shares of Common Stock upon the terms and conditions of this Plan and the respective Award Agreement.

    Section 5.2.  Grant of Options by the Administrator.

        The Administrator may Grant at any time during the term of this Plan a Non-Qualified Stock Option to purchase shares of Common Stock to each Non-Employee Director.

    Section 5.3.  Vesting.

        Subject to other limitations set forth in this Plan, each Grant shall vest and become exercisable, unless otherwise determined by the Administrator, as follows:

          (a) for each Non-Employee Director that serves a one-year term as a Member of the Board, to one-fourth (1/4th) of the shares of Common Stock subject to such Option three (3) months after the Grant Date and an additional one-fourth (1/4th) of the shares of Common Stock subject to such Option shall vest at the end of each successive three (3) month period thereafter, such that the Option will be fully exercisable one (1) year after its date of grant;

          (b) for each Non-Employee Director that serves a two-year term as a Member of the Board, to one-eighth (1/8th) of the shares of Common Stock subject to such Option three (3) months after the Grant Date and an additional one-eighth (1/8th) of the shares of Common Stock subject to such Option shall vest at the end of each successive three (3) month period thereafter, such that the Option will be fully exercisable two (2) years after its date of grant;

          (c) for each Non-Employee Director that serves a three-year term as a Member of the Board, to one-twelfth (1/12th) of the shares of Common Stock subject to such Option three (3) months after the Grant Date and an additional one-twelfth (1/12th) of the shares of Common Stock subject to such Option shall vest at the end of each successive three (3) month period thereafter, such that the Option will be fully exercisable three (3) years after its date of grant.

    Section 5.4.  Corporate Transactions/Change of Control.

          (a) In the event of a Corporate Transaction, immediately prior to the specified date of such Corporate Transaction each Grant that is outstanding at that time, to the extent it is unvested, shall automatically vest and become exercisable as to a number of shares equal to two thirds (2/3) of the total of unvested shares of Common Stock subject to such option. Effective upon the consummation of the Corporate Transaction, all outstanding Options under the Plan shall terminate, unless such Options are assumed by the successor corporation or parent thereof in connection with the Corporate Transaction.

          (b) In the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), immediately prior to the specified date of such Change in Control, each Grant that is outstanding at that time, to the extent it is unvested, shall automatically vest and become exercisable as to a number of shares equal to two thirds (2/3) of the total of unvested shares of Common Stock subject to such Option.

    Section 5.5.  Exercise of Option Following Termination of Service.

        In the event of termination of a Grantee's Continuous Service for any reason other than Disability or death, such Grantee may, but only within ninety
(90) days after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise his or her Option to the extent that the Grantee was entitled to exercise it at the date of such termination or to such other extent as may be determined by the Administrator. If the Grantee should die within ninety (90) days after the date of such termination, the Grantee's estate or the person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option to the extent that the Grantee was entitled to exercise it at the date of such termination within one year after the Grantee's date of death, but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement.

    Section 5.6.  Disability of Grantee.

        In the event of termination of a Grantee's Continuous Service as a result of his or her Disability, such Grantee may, but only within one year after the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that the Grantee is not entitled to exercise the Option at the date of termination, or if Grantee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

    Section 5.7.  Death of Grantee.

        In the event of the death of a Grantee, the Option may be exercised at any time within one year after the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Grantee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Grantee was entitled to exercise the Option at the date of death. If, at the time of death, the Grantee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Grantee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.

    Section 5.8.  Term of Option.

        The term of each Option awarded under this Plan shall be ten (10) years from the date of grant thereof.

    Section 5.9.  Transferability of Option.

        Each Option awarded under this Plan shall be transferable to the extent provided in the Award Agreement.

    Section 5.10. Exercise Price.

        The exercise price for each Option awarded under this Plan shall be one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

    Section 5.11. Consideration.

        Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise of an Option under this ARTICLE 5 shall be the following:

          (a)  cash;

          (b)  check;

          (c) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

          (d) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

          (e)  any combination of the foregoing methods of payment.

                          ARTICLE 6. STOCK FEE PROGRAM.

    Section 6.1.  Eligibility.

     Each Non-Employee Director shall be eligible to elect to apply all or any portion of the annual retainer fee and meeting fees otherwise payable to such individual in cash to the acquisi-tion of shares of Common Stock upon the terms and conditions of the Stock Fee Program established by this ARTICLE 6.

    Section 6.2.  Election Procedure.

          (a) A Non-Employee Director must make a stock-in-lieu-of-fee election prior to the start of the calendar year for which the election is to be effective. The first calendar year for which any such election may be filed shall be the 2000 calendar year. Each election, once filed, shall be revocable prior to the start of the calendar year for which the election is to be effective. Thereafter, the election is irrevocable. The election for any upcoming calendar year may be filed at any time prior to the start of that year, but in no event later than December 31 of the immediately preceding calendar year. A Non-Employee Director may file a standing election to be in effect for two (2) or more consecutive calendar years or to remain in effect indefinitely until revoked by written instrument filed with the Administrator prior to the start of the first calendar year for which such standing election is no longer to remain in effect.

          (b) The election must be filed with the Administrator on the appropriate form provided for this purpose. On the election form, a Non-Employee Director must indicate the percentage or dollar amount of his or her annual retainer fee and/or his or her meeting fees to be applied to the acquisition of Shares.

    Section 6.3.  Share Issuance.

          (a) On the first business day following the date any portion of the annual retainer fee is otherwise due to be paid, in a calendar year for which the election is effective, the portion of the annual retainer fee subject to such election shall automatically be applied to the acquisition of shares of Common Stock by dividing the elected dollar amount by the Fair Market Value per Share. The number of issuable Shares shall be rounded down to the next whole Share, and such Shares shall be issued to the Non-Employee Director.

          (b) On the first business day following any meeting in a calendar year for which the election is effective, the portion of the meeting fee subject to such election shall automatically be applied to the acquisition of shares of Common Stock by dividing the elected dollar amount by the Fair Market Value per Share. The number of issuable Shares shall be rounded down to the next whole Share, and such Shares shall be issued to the Non-Employee Director.

                    ARTICLE 7. CONDITIONS UPON ISSUANCE OF SHARES.

    Section 7.1.  Satisfaction of Applicable Laws.

        Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    Section 7.2.  Investment Representation.

        As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

    Section 7.3.  Taxes.

        No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

                             ARTICLE 8. ADJUSTMENTS

        Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other similar event resulting in an increase or decrease in the number of issued shares of Common Stock. Such adjustment shall be made by the Administrator, and its determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

                     ARTICLE 9. AMENDMENT AND TERMINATION OF PLAN

    Section 9.1.  Amendment of Plan

          (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

          (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 9.2 below) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

    Section 9.2.  Termination of Plan

        The Company's shareholders or the Board may suspend or terminate the Plan at any time. No Awards may be granted more than ten (10) years after the earlier of the Plan's adoption by the Board or approval by the shareholders. No Award may be granted during any suspension or after termination of the Plan.

                               ARTICLE 10. GENERAL

    Section 10.1. Award Agreements

        Awards granted under the Plan shall be evidenced by an Award Agreement that shall contain such terms, conditions, limitations and restrictions as the Administrator shall deem advisable and that are not inconsistent with the Plan.

    Section 10.2. Shareholder Agreement

        Concurrent with the issuance under the Plan to a Grantee of the shares that are the subject of an Award, such Grantee shall enter into that certain Shareholders' Agreement by and among the Company and all of its shareholders, as may from time to time be amended, providing, among other things, for certain restrictions on the transfer of such shares and for the repurchase of such shares by the Company under certain circumstances.

    Section 10.3. Registration; Certificates for Shares

        The Company shall be under no obligation to any Grantee to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

        Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such shares as to which such requisite authority shall not have been obtained.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require the Grantee to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Grantee's own account and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Administrator may also require such other action or agreement by the Grantees as may from time to time be necessary to comply with the federal and state securities laws.

    Section 10.4. No Rights as a Shareholder

        No Option shall entitle the Grantee to any cash dividend, voting or other right or privilege of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award, free of all applicable restrictions.

    Section 10.5. No Trust or Fund

        The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Grantee, and no Grantee shall have any rights that are greater than those of a general unsecured creditor of the Company.

    Section 10.6. Severability

        If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

    Section 10.7. Information to Grantees.

        The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, copies of financial statements at least annually.

                           ARTICLE 11. EFFECTIVE DATE

        The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's shareholders at any time within 12 months of such adoption.

                                                                    EXHIBIT 10.8

                           1999 NON-EMPLOYEE DIRECTOR

                          STOCK OPTION AWARD AGREEMENT


                                 BY AND BETWEEN


                             EMERALD-DELAWARE, INC.
                             A DELAWARE CORPORATION


                                       AND



                            -------------------------

                             EMERALD-DELAWARE, INC.

             1999 NON-EMPLOYEE DIRECTOR STOCK OPTION AWARD AGREEMENT

                          NOTICE OF STOCK OPTION GRANT

        Grantee's Name and Address:
                                            ---------------------------------
                                            ---------------------------------
                                            ---------------------------------

        You have been granted an option to purchase shares of Common Stock of the Company that it intends as a Grant as provided under the Plan, subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), the Plan and the Stock Option Award Agreement (the "Award Agreement") attached hereto, as follows:

        Grant Number                        _________________

        Date of Grant                       _________________

        Vesting Commencement Date           _________________

        Exercise Price per Share            _________________

        Total Number of Shares Granted      _________________

        Total Exercise Price                _________________

        Type of Option                      Non-Qualified Stock Option

        Term/Expiration Date:               __________________

Vesting Schedule:

        Subject to the Grantee's Continuous Service and other limitations set forth in this Notice, the Plan and the Award Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

One-twelfth (1/12th) of the shares of Common Stock subject to such Option three
(3) months after the Vesting Commencement Date and an additional one-twelfth (1/12th) of the shares of Common Stock subject to such Option shall vest at the end of each successive three (3) month period thereafter, such that the Option will be fully exercisable three (3) years after the Vesting Commencement Date.


                          Notice of Stock Option Award

Termination Period:

        The Option may be exercised within ninety (90) days from termination of the Grantee's Continuous Service or such longer period as may be applicable upon death or Disability of the Grantee as provided in the Award Agreement.

                              ********************

        IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Award Agreement.

                                 Emerald-Delaware, Inc., a Delaware corporation

                                 By:
                                     -------------------------------------------
                                 Title:
                                        ----------------------------------------

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE COMPANY'S 1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE'S CONTINUOUS SERVICE.

        The Grantee acknowledges receipt of a copy of the Plan and the Award Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Award Agreement. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under this Notice, the Plan or the Award Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.


Dated: ____________________      Signed: _______________________________________

                                                       Grantee


                          Notice of Stock Option Award

                                                       AWARD NUMBER: ___________

                             EMERALD-DELAWARE, INC.

                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                          STOCK OPTION AWARD AGREEMENT

1.      Grant of Option.

        Emerald-Delaware, Inc., a Delaware corporation (the "Company"), hereby grants to the Grantee named above in the Notice of Stock Option Grant, an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms, definitions and provisions of the Emerald-Delaware, Inc. 1999 Non-Employee Director Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

2.      Exercise of Option.

        2.1 Right to Exercise.

            The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Award Agreement. The Option shall be subject to the provisions of Section 5.4 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction or Change in Control. No partial exercise of the Option may be for less than the lesser of five percent (5%) of the total number of Shares subject to the Option or the remaining number of Shares subject to the Option. In no event shall the Company issue fractional Shares.

        2.2 Method of Exercise.

            (a) The Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder's investment intent with respect to such Shares and such other provisions as may be required by the Administrator. The Exercise Notice shall be signed by the Grantee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                          Stock Option Award Agreement

            (b) No Shares will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall comply with all Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Grantee on the date on which the Option is exercised with respect to such Shares.

            (c) Upon his or her exercise of the Option, the Grantee shall enter into that certain Shareholders Agreement (the "Shareholders Agreement") dated March 5, 1999 (attached as Exhibit B), and as may be amended from time to time, by and among the Company and all of its Shareholders, a copy of which the Company has provided to the Grantee.

        2.3 Taxes.

            No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations.

3.      Method of Payment.

        Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law:

        (a) cash;

        (b) check;

        (c) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or

        (d) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

4.      Restrictions on Exercise.

        The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

                          Stock Option Award Agreement

5.      Termination of Continuous Service.

        In the event the Grantee's Continuous Service terminates, the Grantee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise the Option during the Termination Period set out in the Notice. Except as provided in Sections 6 and 7 below, to the extent that the Grantee was not entitled to exercise the Option on the Termination Date, or if the Grantee does not exercise the Option within the Termination Period, the Option shall terminate.

6.      Disability of Grantee.

        In the event the Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within one year after the Termination Date (and in no event later than the Expiration Date), exercise the Option to the extent he or she was otherwise entitled to exercise it on the Termination Date. To the extent that the Grantee is not entitled to exercise the Option on the Termination Date, or if the Grantee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate.

7.      Death of Grantee.

        In the event of the termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Termination Period, the Grantee's estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the Option, but only to the extent the Grantee could exercise the Option at the date of termination, within one year after the date of such termination (but in no event later than the Expiration Date). To the extent that the Grantee is not entitled to exercise the Option on the date of death, or if the Option is not exercised to the extent so entitled within the time specified herein, the Option shall terminate.

8.      Transferability of Option.

        The Option may be transferred by the Grantee in a manner and to the extent acceptable to the Administrator as evidenced by a writing signed by the Company and the Grantee. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Grantee.

9.      Term of Option.

        The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein.

10.     Tax Consequences.

        Set forth below is a brief summary as of the date of this Award Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUM-

                          Stock Option Award Agreement

MARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

11. Grantee's Representations.

        In the event the Shares purchasable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Grantee shall, if required by the Company, concurrently with the exercise of all or any portion this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C, and shall (if the Grantee is a resident of the state of California) read the rules of the Commissioner of Corporations of the State of California attached to such Investment Representation Statement.

12.     Restrictions on Exercise.

        The Grantee may not exercise this Option until such time as the Plan has been approved by the stockholders or the Company, or if the issuance of the Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Grantee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

13.     Entire Agreement: Governing Law.

        The Notice, the Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice or this Award Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

14.     Headings.

        The captions used in the Notice and this Award Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

                          Stock Option Award Agreement

15.     Interpretation.

        Any dispute regarding the interpretation of the Notice, the Plan, and this Award Agreement shall be submitted by the Grantee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Administrator shall be final and binding on all persons.

                              *********************

                                            EMERALD-DELAWARE, INC., a
                                            Delaware corporation



                                            by:
                                                -------------------------------

                                                -------------------------------
                                            its:
                                                -------------------------------


             (signatures and acknowledgments continued on next page)


                          Stock Option Award Agreement

        Grantee acknowledges receipt of a copy of the Plan and the Shareholders Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Grantee has reviewed the Plan, this Option and the Shareholders Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Plan Administrator upon any questions arising under the Plan or this Option. Grantee further agrees to notify the Company upon any change in the residence address indicated below.



Dated:                                       Signed:
       --------------------------                   ----------------------------
       Grantee Residence Address:

       -----------------------------------

       -----------------------------------


                          Stock Option Award Agreement

                                    EXHIBIT A

                             EMERALD-DELAWARE, INC.

                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                 EXERCISE NOTICE

Emerald-Delaware, Inc.
500 -- 108th Avenue NE, Suite 1800
Bellevue, Washington   98004


1.      Exercise of Option.

        Effective as of today, ______________, the undersigned ("Grantee") hereby elects to exercise Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of Emerald-Delaware, Inc. (the "Company") under and pursuant to the 1999 Non-Employee Director Stock Option Plan, as amended (the "Plan") and the Stock Option Award Agreement dated ______________ (the "Award Agreement").

2.      Representations of Grantee.

        Grantee acknowledges that he or she has received, read and understood the Plan, the Award Agreement and that certain Shareholders Agreement dated March 5, 1999 (attached as Exhibit B to the Stock Option Award Agreement), and as may be amended from time to time, by and among the Company and all of its shareholders (the "Shareholders Agreement"), and agrees to abide by and be bound by their terms and conditions.

3.      Rights as Stockholder.

        Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Article 8 of the Plan.

        Grantee shall enjoy rights as a stockholder, subject to the rights and duties imposed upon him or her as a party to the Shareholders Agreement, until such time as Grantee disposes of the Shares in accordance with the terms and conditions of the Shareholders Agreement.

                                    Exhibit A

                                 Exercise Notice

4.      Tax Consultation.

        Grantee understands that he or she may suffer adverse tax consequences as a result of Grantee's purchase or disposition of the Shares. Grantee represents that Grantee has consulted with any tax consultants Grantee deems advisable in connection with the purchase or disposition of the Shares and that Grantee is not relying on the Company for any tax advice.

5.      Restrictive Legends and Stop-Transfer Orders.

        (a) Legends.

            Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, and any others that in the opinion of the Company are necessary to comply with state or federal securities laws, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED NOR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO EMERALD-DELAWARE, INC. SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS, AND CONDITIONS WHICH ARE SET FORTH IN A SHAREHOLDERS AGREEMENT AMONG EMERALD-DELAWARE, INC. AND ALL OF ITS SHAREHOLDERS."

            Grantee understands that transfer of the Shares may be restricted by
Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached to the Investment Representation Statement (which is attached as Exhibit C to the Stock Option Award Agreement).

        (c) Stop-Transfer Notices.

            Grantee agrees that, in order to ensure compliance with the restrictions referred to herein and the Shareholders Agreement, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                                    Exhibit A

                                 Exercise Notice

7.      Successors and Assigns.

        The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Grantee and his or her heirs, executors, administrators, successors and assigns.

8.      Interpretation.

        Any dispute regarding the interpretation of this Agreement shall be submitted by Grantee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Grantee.

9.      Entire Agreement; Governing Law; Severability.

        The Plan and the Notice are incorporated herein by this reference. This Agreement, the Plan, the Shareholders Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice or this Award Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

10.     Notices.

        Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

11.     Further Instruments.

        The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.


                                    Exhibit A

                                 Exercise Notice

12.     Delivery of Payment.

        Grantee herewith delivers to the Company the full Exercise Price for the Shares.

                              *********************

SUBMITTED BY:                       ACCEPTED BY:

                                    EMERALD-DELAWARE, INC., a
                                      Delaware corporation




                                    by:
-------------------------------         ---------------------------------------
         (Print Name)
                                        ---------------------------------------
                                    its:
-------------------------------         ---------------------------------------
         (Signature)


                                    Exhibit A

                                 Exercise Notice

                                    EXHIBIT B

                             EMERALD-DELAWARE, INC.

                             SHAREHOLDERS AGREEMENT


                                    Exhibit B

                             Shareholders Agreement

                                    EXHIBIT C

                       INVESTMENT REPRESENTATION STATEMENT

GRANTEE               :

COMPANY               :            EMERALD-DELAWARE, INC.

SECURITY              :            COMMON STOCK

AMOUNT                :

DATE                  :

In connection with the purchase of the above-listed Securities, the undersigned Grantee represents to the Company the following:

(a) Grantee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Grantee is acquiring these Securities for investment for Grantee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

(b) Grantee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee's investment intent as expressed herein. In this connection, Grantee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Grantee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Securities, except as may be provided in that certain Shareholders Agreement dated March 5, 1999 and as may be amended from time to time, by and among the Company and all of its shareholders (the "Shareholders Agreement"). Grantee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and certain other requirements as set forth in the Shareholders Agreement.

(c) Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities"

                                    Exhibit C

                       Investment Representation Statement
acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Grantee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

        In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Grantee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, Grantee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to the first registration statement of the Company become effective under the Securities which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

(e) Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do

                                    Exhibit C

                       Investment Representation Statement
so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

(f) Grantee understands that, if he or she is a resident of the state of California, the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. Grantee has read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.

                                            Signature of Grantee:


                                            ------------------------------------
                                            Date:
                                                 -------------------------------



                                    Exhibit C

                       Investment Representation Statement

                                  ATTACHMENT 1

              STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE


         Title 10. Investment - Chapter 3. Commissioner of Corporations


        260.141.11: Restriction on Transfer. (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6,
260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

        (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

            (1) to the issuer;

            (2) pursuant to the order or process of any court;

            (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

            (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

            (5) to holders of securities of the same class of the same issuer;

            (6) by way of gift or donation inter vivos or on death;

            (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

            (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

            (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

            (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

            (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

            (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

            (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

            (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

            (15) by the State Controller pursuant to the Unclaimed Property law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

            (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

            (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision
(f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

        (c) The certificate representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

               "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."